EXHIBIT 32.2

            CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
          1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                    SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Link Plus Corporation (the "Company") on Form 10-QSB for the period ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan P. Gluckman, President and Chief Operating Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act, that:

(1) The Report fully complies with Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material aspects, the financial condition and result of operations on the Company.


/s/Jonathan P. Gluckman
-----------------------------
Jonathan P. Gluckman,
President and Chief Operating Officer